Exhibit 99.2

 Fourth Quarter 2023 Investor Presentation

 FORWARD-LOOKING STATEMENTS  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2024 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage general business, economic, and capital market conditions, including actions taken by customers in response to such market conditions, and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies, disruptions and delays in the Company’s supply chain, and the conflicts between Russia and Ukraine and Israel and Hamas and other parties in the Middle East; the availability and cost of labor, logistics, and transportation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and portfolio optimization plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes;  growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; the Company’s ability to enhance its innovation efforts and drive cost efficiencies; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents that the Company files with the SEC, including the Company's Annual Report on Form 10-K for the year ended December 31, 2023 that will be filed by February 29, 2024. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 NON-GAAP FINANCIAL MEASURES  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share (which exclude divestiture & other related income and restructuring and other costs, which include portfolio optimization plan costs), (2) percentage changes in revenue, operating income, and diluted earnings per share on an adjusted local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars, divestiture & other related income, and restructuring and other costs, which include portfolio optimization plan costs), and (3) adjusted EBITDA (which eliminates divestiture & other related income, restructuring and other costs, which include portfolio optimization plan costs, and non-cash share based compensation expense). The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

 Sensient Overview  2  Provider of customized solutions for food and beverage, pharmaceutical, and personal care customers  Global market leader offering an extensive portfolio of natural flavor and color technology platforms and solutions  Exceptional innovation & applications expertise with unique ability to service global, regional, and local customers

 Innovative Technologies Creating Unique Solutions  2  Applications expertise and solutions-based selling  High impact relative to cost  Technically-driven products that are difficult to replace Strong consumer trends  Opportunities to grow organically and through M&A

 Natural solutions provider focused on consistent and sustainable supply chain  2  Provider of natural solutions to support health & wellness and clean label consumer trends  Robust agronomy program ensures responsible procurement and traceability of sustainable ingredients  Committed to delivering safe, authentic, high-quality natural products through Sensient’s CertasureTM program

 Committed to ongoing portfolio optimization to drive margin improvement  2  Expanded flavor portfolio and strengthened technical solutions capabilities through the acquisition of Flavor Solutions, Inc. in July 2021  Strengthened extensive natural color portfolio by acquiring Endemix, a vertically integrated natural color and extracts company, in October 2022  Portfolio Optimization Plan initiated in 2023 and is expected to deliver approximately $8 million to $10 million of annual savings by plan completion in 2025

 8  Color Group  2023 Revenue: $608M  Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors & Extracts Group  2023 Revenue: $741M  Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients  Asia Pacific Group  2023 Revenue: $146M  Core Areas of Focus: Flavors and Colors for food and beverage  Global Revenue by Group  2023 Global Revenues include intercompany sales which are eliminated on a consolidated basis.

 9  Global market leader  Natural color innovator  Excellent innovation & applications expertise  Color Group

 10  Color Overview  Food and Pharmaceutical  74% of 2023 Segment Revenue  LC Revenue Change*  Q4 ’23 (5.7%)  YTD ’23 +1.7%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes  colors, flavors, coatings, and extracts  Personal Care  26% of 2023 Segment Revenue  LC Revenue Change*  Q4 ’23 (10.2%)  YTD ’23 (6.8%)  Demand for innovative and sustainable, products with multiple benefits  Product line includes dyes, pigments, formulation aides and  ingredients for color cosmetics, hair care, and skin care  2023 Revenue: $608M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 11  Flavors & Extracts Group  Broad product offering  Unique ability to service global, regional, and local customers  Leading technology platforms  Outstanding applications expertise

 12  Flavors & Extracts Overview  Flavors, Extracts, and Flavor Ingredients  67% of 2023 Segment Revenue  LC Revenue Change* Q4 ’23 (6.5%)  YTD ’23 (2.2%)  Opportunities for on trend products with extracts, taste modulation, and natural flavors  Natural  Ingredients  33% of 2023 Segment Revenue  LC Revenue Change*  Q4 ’23 +13.3%  YTD ’23 +2.2%  Leading provider of dehydrated onion, garlic, and other products  2023 Revenue: $741M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 13  Asia Pacific Group  Portfolio of food and beverage flavors and colors  R&D centers in key strategic markets to support local and regional customer base  Ability to deliver localized solutions  and technology platforms

 14  2023 revenue of $146 million and operating income of $30.8 million  Sensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segment  Manufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India  Q4 2023 local currency revenue* was down 4.6% and operating profit*  declined 11.9%  *Local currency revenue and local currency operating profit are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Asia Pacific Overview

 15  2023 Q4 Segment Results  Color Group reported lower revenue in the quarter due to lower volumes related to customer destocking and ongoing end market declines in certain product categories. Pricing and volume growth as a result of new sales wins partially offset these declines. Operating income declined due to lower volumes and higher input costs.  Flavors & Extracts Group fourth quarter revenue increased slightly due to favorable pricing and volume growth related to new sales wins, partially offset by lower volumes due to customer destocking and ongoing end market declines in certain product categories. Operating income declined in the quarter primarily due to higher input costs and lower volumes.  Asia Pacific Group fourth quarter revenue decreased due to lower volumes related to customer destocking and end market declines, partially offset by pricing and volume growth related to new sales wins. Operating income declined as a result of the lower sales volumes.  Local Currency Revenue*  Local Currency* Commentary:  Q4  YTD  Color  (7.0%)  (0.9%)  Flavors & Extracts  +0.4%  (0.8%)  Asia Pacific  (4.6%)  +3.5%  Local Currency Operating Income*  Q4  YTD  Color  (16.2%)  (9.6%)  Flavors & Extracts  (16.6%)  (17.3%)  Asia Pacific  (11.9%)  +6.3%  * Local-currency (LC) revenue and operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 16  2023 Q4 Consolidated Results  Q4  YTD  Local Currency Revenue*  (1.8%)  +0.3%  Local Currency Adjusted Operating Income*  (9.6%)  (6.8%)  Local Currency Adjusted Diluted EPS*  (23.4%)  (14.0%)  Local Currency Adjusted EBITDA*  (8.5%)  (5.9%)  Q4 consolidated local currency revenue declined as lower volumes, driven by customer destocking and ongoing end market declines, more than offset favorable pricing actions and volumes from new sales wins.  Q4 consolidated local currency adjusted operating income declined as a result of overall lower volumes and higher input costs, partially offset by lower performance-based compensation.  Q4 local currency adjusted diluted EPS declined as a result of the operating income headwinds and higher interest  expense.  * Local-currency (LC) revenue, adjusted operating income, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Capital Allocation  Prioritize ROI capital projects  Excess free cash flow to be used for debt reduction  Maintain prudent level of leverage to support Sensient’s long-standing dividend and opportunistic M&A and share repurchases  $43  $62  $66  $67  $69  $69  $39  $52  $61  $79  $88  $14  $23  $87  $118  $-  $50  $100  $150  $200  $250  2019  2020  2021  2022  2023  DOLLARS IN MILLIONS  Share Repurchase  Acquisitions  Dividends  Debt Repayments  Capital Expenditures  17

 2024 Financial Outlook*  17  Metric  Guidance  Comments  Local Currency Revenue**  Low-to-Mid-single- digit growth  Local Currency Adjusted EBITDA**  Low-to-Mid-single- digit growth  Excludes the impact of share-based stock compensation and the costs related to the Portfolio Optimization Plan  Diluted EPS (GAAP)  $2.80 to $2.90  Local Currency Adjusted Diluted EPS**  Low-to-Mid-single- digit growth  Excludes the impact of the costs related to the Portfolio Optimization Plan  * Represents outlook provided in our earnings release on February 8, 2024, and does not constitute an update or reissuance as of any later date.  ** The local currency revenue, adjusted diluted EPS, and adjusted EBITDA growth rates for 2024 are compared to 2023 revenue, adjusted diluted EPS, and adjusted EBITDA, respectively. Local currency revenue, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  ** The Portfolio Optimization Plan was approved in the fourth quarter of 2023 to undertake an effort to optimize certain production facilities and improve  efficiencies within the Company. The Company expects to incur $40M of costs associated with the plan, of which $30M will be non-cash.

 Why Invest?  Strong competitive position  Defensible and ‘sticky’ business (& low portion of  customer costs)  Global presence  Exposure to stable and growing markets Focused on improving returns and on growth  17

 APPENDIX*  *Amounts in thousands, except percentages and per share amounts

 ESG Information  Environmental  Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources.  Long-term goals to reduce emissions intensity, water withdrawal, and landfilled waste  Seed-to-shelf program focused on strengthening a sustainable supply chain  Emphasis on implementing sustainability from the design stage  Chemical Risk Strategy implemented to identify and reduce risk in our portfolio  Social  Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities.  Sensient’s Code of Conduct and Supplier Code of Conduct require strong ethical behavior, fair employment practices, and strict human rights practices and product safety standards  Robust product, environmental, and raw material safety programs designed to exceed industry standards  Raw material traceability and risk assessment programs  Support for our local communities through volunteerism, financial donations, sponsorships, and employee education opportunities  Governance  Sensient is committed to maintaining the highest standards of professional conduct and strong corporate  governance practices through our comprehensive corporate governance framework.  Board comprised of a majority of independent directors with diverse and accomplished backgrounds  Committed to board diversity and refreshment, Sensient has added seven new directors since 2014  Robust Code of Conduct built on a foundation of ethics, safety and quality, and professionalism resulting in ethical and lawful conduct of our business  21

 Non-GAAP Financial Measures  21

 Non-GAAP Financial Measures (Cont’d)  21

 Non-GAAP Financial Measures (Cont’d)  21

 Non-GAAP Financial Measures (Cont’d)  21

 Non-GAAP Financial Measures (Cont’d)  21

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